UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2021

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

delaware	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, 24th Floor, New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-321-5002

(Former Name, or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

Third Amendment to Financing and Security Agreement

On December 6, 2021, theMaven, Inc. (“Maven”) entered into that certain Third Amendment to Financing and Security Agreement (the “Third Amendment”) with Maven Coalition, Inc. (“Maven Coalition”), Maven Media Brands, LLC (“Maven Media”), TheStreet, Inc. (“TheStreet” and, together with Maven, Maven Coalition, Maven Media, the “Initial Borrowers”), College Spun Media Incorporated (“College Spun” and, together with the Initial Borrowers, the “Borrowers”), and Fast Pay Partners LLC (the “Lender”), which further amended that certain Financing and Security Agreement, dated February 6, 2020, as amended (the “FSA”), by and among the Initial Borrowers and the Lender (formerly FPP Finance LLC).

Pursuant to the Third Amendment, (i) the maximum amount of advances available under the FSA was increased from $15,000,000 to $25,000,000 (the “Maximum Line Amount”); (ii) the margin applicable to the interest rate under the FSA was decreased from 8.50% per annum to 6.00% per annum; and (iii) the maturity date under the FSA was extended from February 6, 2022 to February 28, 2024. In addition, the Third Amendment provides that if the Lender elects to terminate the FSA at any time and for any reason prior to the maturity date, all outstanding obligations become immediately due and payable and an early termination fee equal to 2% of the Maximum Line Amount will be charged to the Borrowers. In connection with the Third Amendment, the Borrowers paid an amendment fee in the amount of $10,000.

Amendment No. 3 to Second Amended and Restated Note Purchase Agreement

On December 6, 2021, Maven entered into the Amendment No. 3 to Second Amended and Restated Note Purchase Agreement (“Amendment No. 3”) with Maven Coalition, TheStreet, Maven Media, College Spun, and BRF Finance Co., LLC, an accredited investor, in its capacity as agent (in such capacity, “Agent”) for the purchasers from time to time party thereto (the “Purchasers”), and as the sole Purchaser, which further amended the Second Amended and Restated Note Purchase Agreement, dated as of March 24, 2020, as amended (the “Note Purchase Agreement”), by and among Maven, Maven Coalition, TheStreet, Maven Media, College Spun, Agent, and the Purchaser.

Pursuant to Amendment No. 3, the amount of indebtedness permitted by the Note Purchase Agreement to be incurred under the FSA was increased from $15,000,000 to $25,000,000.

The foregoing are only brief descriptions of the respective material terms of the Third Amendment and Amendment No. 3 and are qualified in their entirety by reference to the Third Amendment and Amendment No. 3 that are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to Financing and Security Agreement, dated as of December 6, 2021, by and among theMaven, Inc., Maven Coalition, Inc., Maven Media Brands, LLC, TheStreet, Inc., College Spun Media Incorporated, and Fast Pay Partners LLC
10.2	Amendment No. 3 to Second Amended and Restated Note Purchase Agreement, dated as of December 6, 2021, by and among theMaven, Inc., Maven Coalition, Inc., TheStreet, Inc., Maven Media Brands, LLC, College Spun Media Incorporated, and BRF Finance Co., LLC, as Agent and Purchaser
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: December 10, 2021	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer